Ceribell Files Complaints Against Natus Medical Incorporated with the U.S. International Trade Commission and Federal Court in Delaware

July 7, 2025

Complaints Assert Infringement of Patents Related to Point-of-Care Electroencephalography (EEG) Technology

SUNNYVALE, Calif., July 07, 2025 (GLOBE NEWSWIRE) -- CeriBell, Inc. (Nasdaq: CBLL) (“Ceribell”), a leading medical technology company transforming the diagnosis and management of patients with serious neurological conditions, announced today that it filed complaints against Natus Medical Incorporated and related subsidiaries (“Natus”), alleging patent infringement and unfair competition. A complaint was filed with the U.S. International Trade Commission (USITC), an independent, non-partisan agency that investigates and makes determinations in proceedings involving imports claimed to violate U.S. intellectual property rights. Ceribell has requested that the USITC investigate its claims and issue an exclusion order to bar the importation of any infringing Natus products into the United States.

Ceribell also filed a complaint with the U.S. District Court in Delaware asserting infringement of the same patents.

Ceribell initiated litigation because it believes Natus is infringing six of its patents related to important features of its EEG headband and electrode design.

“From clinical research to continuous product advancements, Ceribell has made significant investments in point-of-care EEG technology,” said Jane Chao, Ph.D., co-founder and CEO of Ceribell. “Ceribell deeply values the innovations we bring to the healthcare community and is committed to fair competition. We will vigorously protect our intellectual property against infringement so that we can continue to deliver leading-edge products to healthcare professionals and their patients.”

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geopolitical environment, including the potential imposition of new or higher tariffs; our limited operating history and history of net losses; our ability to successfully achieve substantial market acceptance and adoption of our products; our ability to successfully address competitive pressures including legal actions; our ability to adapt our manufacturing and production capacities to evolving patterns of demand, governmental actions and customer trends; the manufacturing of a substantial number of our product components and their assembly in China or other countries; product defects or complaints and related liability; the complexity, timing, expense, and outcomes of clinical studies; our ability to obtain and maintain adequate coverage and reimbursement levels for our products; our ability to comply with changing laws and regulatory requirements and resulting costs; our dependence on a limited number of suppliers; and other risks and uncertainties, including those described under the heading “Risk Factors” in our Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission (“SEC”). These filings, when made, are available on the Investor Relations section of our website at https://investors.ceribell.com and on the SEC’s website at https://sec.gov. We assume no obligation to update any forward-looking statements contained in this press release as a result of new information or future events or developments.

About CeriBell, Inc.

Ceribell (Nasdaq: CBLL) is a medical technology company focused on transforming the diagnosis and management of patients with serious neurological conditions. Ceribell has developed the Ceribell System, a novel, point-of-care electroencephalography (EEG) platform specifically designed to address the unmet needs of patients in the acute care setting. By combining proprietary, highly portable, and rapidly deployable hardware with sophisticated artificial intelligence (AI)-powered algorithms, the Ceribell System enables rapid diagnosis and continuous monitoring of patients with neurological conditions. The Ceribell System is FDA-cleared for indicating suspected seizure activity and currently utilized in intensive care units and emergency rooms across the U.S. Ceribell is headquartered in Sunnyvale, California. For more information, please visit www.ceribell.com or follow the company on LinkedIn.

Investor Contact

Brian Johnston or Laine Morgan
Gilmartin Group Investors@ceribell.com

Media Contact

Corrie Rose Press@ceribell.com